BUSINESS UPDATE JULY 14, 2020

FORWARD LOOKING STATEMENTS This business update (this “Update”) for Preferred Apartment Communities, Inc. (The “Company”, “PAC” or “APTS”) includes forward-looking statements made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking terminology such as “may”, “trend”, “will”, “expects”, “plans”, “estimates”, “anticipates”, “projects”, “intends”, “believes”, “strategy”, “goals”, “objectives”, “outlook” and similar expressions. Forward-looking statements include, without limitation, statements relating to the impact of COVID-19 on the Company’s business and the Company’s ability to mitigate the impacts arising from COVID-19. These statements are based on the Company’s current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to, those disclosed in PAC’s filings with the Securities and Exchange Commission. PAC undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Update. The properties depicted in this Update are multihousing communities, grocery anchored retail, Class-A office, and other income-producing property types that PAC currently owns or for which PAC currently has a real estate loan investment in connection with the development of those properties. PRIOR PERFORMANCE IN THIS UPDATE SHOULD NOT BE INDICATIVE OF HOW PAC WILL PERFORM IN THE FUTURE. 2

COVID-19 COLLECTIONS UPDATE As the COVID-19 pandemic continues to unfold, the APTS team is working proactively to mitigate impacts to our customers, our investors, our associates, and our properties. The Company is well-positioned through its experienced leadership, sound real estate strategies, diversified business model, and operating platform to navigate these unprecedented times. As of July 10, the Company reports the following cash rental collections1 activity for April, May & June: MULTIHOUSING MULTIFAMILY STUDENT HOUSING April: 97% Collected April: 97% Collected May: 97% Collected May: 96% Collected June: 97% Collected June: 96% Collected RETAIL April: 92% Collected May: 87% Collected June: 82% Collected2 OFFICE April: 98% Collected May: 96% Collected June: 97% Collected2 1 Does not include negotiated deferred rent. 2 Including GSA leases paid in arrears. 3

APTS INSIGHT BY THE NUMBERS REVENUE GROCERY ANCHORED RETAIL 21% MULTIHOUSING Investment objective is to ASSET CLASS generate attractive, stable returns 44% PERCENTAGE BY for stockholders by investing in REVENUE income-producing properties and Q1 2020 acquiring or originating real estate OFFICE loans. 20% OTHER LOAN 3 % INVESTMENTS 11% $5.5B GROSS UNDEPRECIATED ASSETS 4

APTS INSIGHT DIVERSIFIED EQUITY CAPITAL BASE DEBT NYSE-Traded Common Stock Property Mortgages Non-Traded Preferred Stock Corporate Line of Credit EXPERIENCED TEAM DIVERSIFIED STRATEGY MULTI- GROCERY HOUSING ANCHORED OFFICE RETAIL USES STUDENT MULTIFAMILY HOUSING 5

APTS INSIGHT DIVERSIFIED 12,936 STRATEGY UNIFIED MULTI- OWNED UNITS BY SHARED SUNBELT HOUSING 2,718 MARKETS: UNITS IN REAL 78% of Q1 ESTATE LOAN 2020 Revenues Attributable to INVESTMENT PROGRAM WITH TOP 4 STATES ACQUISITION OPTION FL GROCERY ANCHORED 54 GROCERY ANCHORED RETAIL CENTERS GA 6.2M SQUARE FEET TX OFFICE 9 PROPERTIES 3.2M SQUARE FEET NC 6

INVESTOR RESOURCES Click icons below to access information electronically Annual Report 2019 Executive Team Bios Q2 2020 Earnings Call Investor Relations Website Aug 11, 2020 11:00 am Eastern Time Investor Relations phone #: (770) 635 1284 investorrelations@pacapts.com 3284 Northside Parkway, Suite 150 Atlanta GA 30327 PACAPTS.COM